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                                                                   EXHIBIT 10.3

                   PROVIDENCE AND WORCESTER RAILROAD COMPANY
                   -----------------------------------------

                        NON-QUALIFIED STOCK OPTION PLAN
                        -------------------------------


     1.  Purpose:
         -------

         This Non-Qualified Stock Option Plan (herein called the "Plan") of Providence and Worcester Railroad Company, a Rhode Island corporation with its principal place of business in Worcester, Massachusetts (herein called the "Company"), is designed to provide, through the medium of options for the purchase of shares of Common Stock, $.50 par value (the "Common Stock"), of the Company, additional incentives for directors of the Company and certain employees of the Company and its subsidiaries to exert additional efforts on behalf of the Company and, by encouraging their stock ownership, to increase their proprietary interest in the progress of the Company.

     2.  Administration:
         --------------

         (a) The Plan shall be administered by a committee appointed by the Board of Directors (the "Option Committee") and consisting of not less than two directors, each of whom shall be either an outside director (as defined in paragraph 3) or a director ineligible to participate in the Plan, pursuant to the provisions of paragraph 3. The interpretation of the provisions of the Plan by the Option Committee shall be final and conclusive.

         (b) The Option Committee shall adopt as the option to be granted hereunder such form of option agreement with such provisions consistent with the Plan as the Option Committee shall deem appropriate.

         (c) No member of the Option Committee shall be liable for any action or determination made in good faith under the Plan.

     3.  Eligibility:
         -----------

         During any calendar year, all employees (including officers and employee-directors) of the Company or of any subsidiary of the Company (as hereinafter defined) who

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(i) are not the subject of any labor agreement between the Company and a union, and (ii) shall have been employees of the Company for more than one (1) full year as of December 31 of the next prior year, shall be eligible to participate in the Plan. In addition, all directors of the Company or of any subsidiary who are not full-time employees of the Company or such subsidiary ("outside directors") shall be eligible to participate in the Plan, but only to the extent and in the manner provided in paragraph 6, below. Notwithstanding, no person who is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than fifty percent (50%) of the outstanding Common Stock or more than fifty percent (50%) of the outstanding Preferred Stock, $.50 par value, of the Company shall be eligible to participate in the Plan. For purposes of the Plan, a company shall be deemed to be a "subsidiary" of the Company if a majority of its outstanding shares of voting stock are owned or controlled by the Company.

     4.  Stock Subject to Options; Basis for Grants
         ------------------------------------------

         The maximum number of shares of Common Stock that may at any time be made the subject of options under the Plan is the greater of (i) fifty thousand (50,000) shares, less any shares which may have been the subject of options previously granted and either exercises or remaining outstanding, or (ii) five percent (5%) of the number of shares of Common Stock outstanding at the time, less any shares which may have been the subject of options previously granted and either exercised or remaining outstanding.

     5.  Option Grants to Employee Participants:
         --------------------------------------

         (a) Within the limits specified in paragraph 4, the Option Committee shall, during the month of January of each year, beginning with the month of January, 1994, designate for such year the number of shares of Common Stock of the Company which shall be made the subject of options during such year to eligible participants in the Plan other than outside directors (the "employee participants").

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         (b) As soon as practicable following the designation provided for in subparagraph (a), an option shall be granted to each employee participant for that number of shares of Common Stock of the Company as results from multiplying the total number of shares of Common Stock designated by the Option Committee as being the subject of options in favor of all employee participants by a fraction, the numerator of which shall be such employee participant's compensation from the Company or any subsidiary for the next prior calendar year, as reported by the Company to the Internal Revenue Service, multiplied by such employee participant's "longevity factor" (determined as provided below), and the denominator of which is the aggregate of all products similarly computed for all employee participants. For the purposes of the foregoing, an employee participant's longevity factor shall be determined by the number of such participant's full years of service to the Company and/or any subsidiary as of December 31 of the next prior year, as follows:

                      Length of Service (Years)               Longevity Factor
                      -------------------------               ----------------
                      More than one, but less than 5                1.0
                      More than 5, but less than 10                 1.5
                      More than 10, but less than 15                2.0
                      More than 15, but less than 20                2.5
                      More than 20, but less than 25                3.0
                      More than 25                                  3.5

         (c) No fractional shares shall be the subject of options under the Plan, and any fractional share resulting from the computation set forth above shall be ignored.

     6.  Option Grants to Outside Directors:
         -------------------------------------

         During the month of January of each year, beginning with the month of January, 1994, the Option Committee shall, subject to the provisions of paragraph 4, cause options for the purchase of one hundred (100) shares of Common Stock to be issued to each person

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who was serving as an outside director of the Company on the next preceding
December 31, together with options for the purchase of an additional ten (10) shares of Common Stock for each full year of service by such person as a director of the Company for the period ending on such December 31. The terms and conditions of such options shall be as set forth in the following paragraphs of the Plan.

     7.  Purchase Price; Source of Shares:
         --------------------------------

         (a) The purchase price per share with respect to an option granted hereunder shall be the fair market value of such share on the last business day of the December next preceding the date of grant. Such fair market value shall be equal to the last sale price, regular way, with respect to shares of Common Stock on such business day or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading; or, if such share are not so listed or admitted to trading, the last quoted price with respect to shares of Common Stock or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to shares of Common Stock, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other similar system then in use; or, if for such day shares of Common Stock are not quoted by any such system, the average of the closing bid and asked prices with respect to shares of Common Stock as furnished by a professional market maker making a market in Common Stock and selected by the Board of Directors of the Company in good faith; or, if no such market maker is available, the fair

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             market value as of such day as determined by the Board of Directors of the Company.

         (b) The shares of Common Stock which may be the subject of option grants hereunder may be either authorized and unissued shares or issued shares reacquired by the Company and held in the Company's treasury. Any shares which are made the subject of an option which is for any reason unexercised prior to its expiration may again be subject to an option or options under the Plan.

     8.  Term and Exercise of Options:
         ----------------------------

         (a) The term of each option shall be ten (10) years, or such shorter period as may be determined by the Option Committee, from the date of grant of the option, unless sooner terminated under the provisions of paragraph 11. All or any part of the shares covered by an option may be purchased, subject to the provisions of paragraph 11, at any time or from time to time during the term of the option, but not earlier than six (6) months following the date of grant of the option. No option shall be granted after the termination of the Plan, but options theretofore granted may be exercised thereafter in accordance with the terms and provisions of the Plan.

         (b) When any shares are purchased pursuant to the exercise of options granted under the plan, the purchase price for the number of shares purchased shall be paid in full. The purchase price may be paid in cash (including personal check) or by the delivery to the Company of other shares of Common Stock already owned by the individual exercising the option, or by any combination of cash and such shares. Shares so delivered will be credited against the purchase price in an amount equal to their fair market value on the date of delivery, such fair market value to be determined as provided in paragraph 7(a), above.

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         (c) Until payment in full for shares purchased pursuant to the exercise of an option under the Plan and the issuance of a certificate for such shares, the holder of such option shall have no right to vote or receive dividends or any other rights as a stockholder with respect to the shares covered by such option. No adjustment will be made for dividends or other rights for which the record date is prior to the date the share certificate is issued.

     9.  Issuance of Stock:
         -----------------

         Shares of Common Stock will be issued and certificates therefor will be delivered to a director or an employee upon his making payment for shares for which he has exercised his option to purchase, but less than twenty (20) shares will not be issued.

     10. Transferability of Options:
         --------------------------

         Options under the Plan shall not be transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the lifetime of the grantee only by such grantee.

     11. Termination of Employment and Death:
         -----------------------------------

         If the employment of an employee holding options under the Plan shall terminate, or if the office of an outside director shall terminate, in either case for any reason whatsoever (including retirement, resignation, dismissal, or death), the options of such employee or director under the Plan shall end automatically six (6) months after the date of such termination, unless sooner ended by their respective terms. Prior to the expiration of such six (6) month period, during the terms of such options, such director or employee (or his executor or administrator in the even of his death during such period) shall have the right to exercise such options to purchase the shares of stock which are subject thereto.

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     12. Readjustment of Stock or Recapitalization:
         -----------------------------------------

         Upon any recapitalization or readjustment of the Company's capital stock whereby the character of the present Common Stock shall be changed, appropriate adjustments shall be made so that the stock to be purchased under the Plan shall be the equivalent of the present Common Stock of the Company, after such readjustment or recapitalization. In the event of a subdivision or combination of the shares of Common Stock of the Company, the number of shares that may be optioned and sold to directors and employees under the Plan as provided in paragraph 4, and the number of shares to be optioned to outside directors as provided in paragraph 6, shall in each case be proportionately increased or decreased. In the case of outstanding options, the purchase prices thereunder and the number of shares covered thereby shall be proportionately adjusted by the Board of Directors and, in case of a reclassification or other change in the shares of Common Stock of the Company, such action shall be taken as in the opinion of the Board of Directors will be appropriate under the circumstances. Accordingly, in such cases the maximum number of authorized but unissued shares, or shares purchased by the Company and held as treasury stock, to be covered by the Plan may be increased by the Board of Directors without stockholder or any other action.

     13. Term of the Plan:
         ----------------

         The Plan shall become effective on the date of its adoption by the Board of Directors, subject to approval by the stockholders, and shall continue in effect through April 29, 2002, unless earlier terminated under paragraph 14. The powers of the Board of Directors and of the Option Committee (except with respect to the granting of additional options) shall continue in effect after the termination of the Plan, until exercise or expiration of all options then outstanding.

     14. Amendment and Termination:
         -------------------------

         The Board of Directors at any time may amend, suspend or terminate the Plan. No action of the Board of Directors, however, may without the consent of the holder alter or impair any option previously granted under the Plan (except pursuant to paragraph 12). In

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addition, no action of the Board of Directors may, unless duly approved by the holders of a majority of the outstanding Common Stock and Preferred Stock of the Company, voting as separate classes: (i) increase the maximum number of shares which may be optioned and sold under the Plan (except pursuant to paragraphs 4 and 12); (ii) change the option price (except pursuant to paragraph 12); or
(iii) permit granting options for a period longer than herein provided.

     15. Obligation of the Company to Issue Shares:
         -----------------------------------------

         Notwithstanding any other provision of the Plan, the Company shall not be obligated to issue any shares pursuant to any stock option unless or until:

         (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration in the opinion of the Company's counsel;

         (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction;

         (c) in the event shares of Common Stock have been listed on any stock exchange, the shares with respect to which the option is being exercised have been duly listed on such exchange in accordance with the procedures specified therefor;

         (d) the Company has in its possession such amount as may be required to be withheld by it under the provisions of the Internal Revenue Code of 1986, as amended, on account of the exercise of such option.

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